                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                January 28, 1999

                     -------------------------------------
                Date of Report (Date of earliest event reported)

                             AMKOR TECHNOLOGY, INC.

                     -------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                     -------------------------------------
                 (State or other jurisdiction of incorporation)

       0-29472                                           23-1722724
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)

                              1345 Enterprise Drive
                             West Chester, PA 19380
                                 (610) 431-9600

                     -------------------------------------
                    (Address of Principal Executive Offices)

                     -------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On January 28, 1999, Amkor Technology, Inc. (the "Company") issued a press release announcing that its Board of Directors has appointed John B. Neff as a director.

     A copy of the press release is filed herewith as Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMKOR TECHNOLOGY, INC.



                                             By: /s/ Frank J. Marcucci
                                                --------------------------
                                                Frank J. Marcucci
                                                Chief Financial Officer

                                             Dated: February 2, 1999

                         ==============================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    EXHIBITS
                                       TO

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                    --------

                             AMKOR TECHNOLOGY, INC.

                                    --------



                         ==============================

                                INDEX TO EXHIBITS

                                                            SEQUENTIALLY
EXHIBIT                                                       NUMBERED
NUMBER           DESCRIPTION                                    PAGE
-------          -----------                                ------------
 99.1            Press release dated January 28, 1999